WERNER RIETSCHLE HOLDING GMBH, SCHOPFHEIM
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2002 AND 2001
UNAUDITED

ASSETS
                                                         2002          2001
                                                         KEUR          KEUR
                                                       -----------  ------------

     A. FIXED ASSETS
     I. Intangible Assets                                   1.138           905
    II. Tangible Assets                                    22.958        23.836
   III. Financial Assets                                      903         1.143

                                                       -----------  ------------
                                                           24.999        25.884
     B. CURRENT ASSETS
     I. Inventories                                        31.715        33.788
    II. Receivables and Other Assets
     1. Trade Accounts Receivable                          29.658        31.848
     2. Other Assets                                        2.133         2.445
                                                       -----------  ------------
                                                           31.791        34.293
   III. CASH ON HAND AND CASH IN BANKS                      3.837         3.879

                                                       -----------  ------------
                                                           67.343        71.960
     C. PREPAID EXPENSES AND                                2.351         1.976
        DEFERRED CHARGES

     D. DEFERRED TAXES                                        639           589

                                                       -----------  ------------
                                                           95.332       100.409
                                                       ===========  ============

WERNER RIETSCHLE HOLDING GMBH, SCHOPFHEIM
CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2002 AND 2001 (CONTINUED)
UNAUDITED


LIABILITIES AND SHAREHOLDERS' EQUITY
                                                         2002             2001
                                                         KEUR            KEUR
                                                       ------------ ------------

   A. SHAREHOLDERS' EQUITY
   I. Subscribed Capital                                     5.000        5.000
  II. Capital Reserve                                          367          367

 III. Revenue Reserves
   1. Reserves under articles                                1.040            -
      of incorporation and bylaws
   2. Other revenue reserves                                14.737       13.307

  IV. Difference in equity capital resulting from currency conversion

   V. Consolidated net income/loss                          14.486       10.840
  VI. Minority interests                                     1.393        1.930
                                                       ------------ ------------
                                                            37.023       31.444

   B. UNTAXED SPECIAL RESERVE                                    -           60

   C. ACCRUALS
   1. Accruals for pensions and similar obligations          5.436        5.157
   2. Tax accruals                                             572        2.461
   3. Other accruals                                         6.961        7.136
                                                       ------------ ------------
                                                            12.969       14.754
   D. LIABILITIES
   1. Liabilities due to banks                              16.829       18.658
   2. Payments on account received                             328          218
   3. Trade accounts payable                                 5.143        5.804
   4. Liabilities due to affiliated companies               17.226       22.336
   5. Other liabilities                                      5.814        7.135
                                                       ------------ ------------
                                                            45.340       54.151

   E. DEFERRED INCOME                                            -            -

                                                       ------------ ------------
                                                            95.332      100.409
                                                       ============ ============

WERNER RIETSCHLE HOLDING GMBH, SCHOPFHEIM
CONSOLIDATED INCOME STATEMENTS FOR THE SIX-MONTHS ENDED JUNE 30, 2002 AND 2001 UNAUDITED


                                                                          2002          2001
                                                                           KEUR          KEUR
                                                                           ----          ----

    1. Sales                                                                 75.469        80.358
    2. Increase (decrease) in finished goods
       inventories and work in process                                       -1.339         3.762
    3. Own work capitalized
    4. Other operating income                                                 2.966         1.155
                                                                       ------------- -------------

                                                                             77.096        85.275
    5. Cost of materials
    a) Cost of raw materials and supplies                                    23.588        29.394
       and purchased merchandise
     b)Cost of purchased services                                             2.514         3.363
                                                                       ------------- -------------

                                                                             26.102        32.757
                                                                       ------------- -------------

    6. Gross results                                                         50.994        52.518

    7. Personnel expenses
     a)Wages and salaries                                                    23.865        24.049
     b)Social security and                                                    5.193         5.149
       other pension costs
                                                                       ------------- -------------

                                                                             29.058        29.198
    8. Amortization and depreciation                                          2.742         2.719
       on intagible and tangible assets
    9. Other operating expenses                                              11.685        11.494
                                                                       ------------- -------------

                                                                             43.485        43.411
                                                                       ------------- -------------
                                                                              7.509         9.107
   10. Income from other securities and from long-term loans
   11. Other interest and similar income                                         11            41
                                                                       ------------- -------------
       of which from affiliated enterprises:
       EUR 0 (Prior year TEUR 16)
                                                                                 11            41
                                                                       ------------- -------------
   12. Interest and similar expenses                                           -979          -736
                                                                       ------------- -------------
       of which to affiliated enterprises:
       KEUR 1.184 (Prior year KEUR 405)
                                                                               -968          -695
                                                                       ------------- -------------

   13. Results from ordinary operations                                       6.541         8.412
   14. Taxes on income                                                        2.787         3.701
   15. Other taxes                                                                -             -
                                                                       ------------- -------------

   16. Net income                                                             3.754         4.711
                                                                       ============= =============



WERNER RIETSCHLE HOLDING GMBH, SCHOPFHEIM
CONSOLIDATED CASH FLOW STATEMENTS FOR THE SIX-MONTHS ENDED JUNE 30, 2002 AND 2001
UNAUDITED


                                                                    2002               2001
                                                                    KEUR               KEUR
                                                              ------------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Current period results before extraordinary items                         3.754           4.711
(including earnings due to minority shareholders)
Amortization and depreciation of tangible and intangible assets           2.742           2.719
Change in accruals                                                           77           1.991
Change in special reserves with an equity portion                             0              60
Other non-cash expenses                                                      91               2
                                                              ------------------   -------------
Cash Flow                                                                 6.664           9.483
Income from disposals of fixed assets
Change in inventories. trade accounts receivable and other assets          -212          -6.323
Change in trade accounts payable and other liabilities                   -1.617           2.281
                                                              ------------------   -------------
Cash Flow from operating activities                                       4.835           5.441

CASH FLOW FROM INVESTMENT ACTIVITIES
Inflow from disposals of fixed assets                                        62              81
Outflow for fixed assets                                                 -1.772          -4.385
Outflow for intangible assets                                              -333            -460
Outflow for financial assets                                                 -9               9
                                                              ------------------   -------------
Cash flow from investment activities                                     -2.052          -4.755

CASH FLOW FROM FINANCING ACTIVITIES
Inflow from equity capital contributions                                  1.038               0
Outflow to shareholders and minority interests                             -460          -2.611
Inflow from the issuance of bonds and the assumption of
(financing) loans                                                         2.089           2.635
Outflow for the repayment of bonds and (financing) loans                 -2.525            -738
                                                              ------------------   -------------
Cash flow from financing activities                                         142            -714

FUNDS AT THE END OF THE PERIOD
Change in funds                                                           2.925             -28
Exchange rate and valuation-related changes in funds
(change in equity due to currency conversion
including possession for third parties)                                     128              82
Funds at the beginning of the period                                     -5.691          -5.154

                                                              ------------------   -------------
Funds at the end of the period                                           -2.638          -5.100
                                                              ==================   =============
COMPOSITION OF FUNDS
Cash on hand and cash in bank                                             3.837           3.879
Short-term liabilities due to banks                                      -6.475          -8.979

                                                              ------------------   -------------
Funds at the end of the period                                           -2.638          -5.100
                                                              ==================   =============


WERNER RIETSCHLE HOLDING GMBH, SCHOPFHEIM
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED

1. RECONCILIATION TO U.S. GAAP

The consolidated financial statements of Werner Rietschle Holding GmbH have been prepared in accordance with German GAAP, which differs in certain aspects from generally accepted accounting principles in the United States (U.S. GAAP). Application of U.S. GAAP would have affected the results of operations for each of the years in the six-month period ended June 30, 2002 and 2001 and the balance sheets as of June 30, 2002 and 2001 to the extent described below.

Reconciliation of net income from German GAAP to U.S. GAAP:

                                                                 June 30,
                                                          ----------------------
                                                            2002        2001
                                                            KEUR        KEUR
                                                          ----------------------
NET INCOME AS REPORTED IN THE CONSOLIDATED FINANCIAL
STATEMENTS UNDER GERMAN GAAP                                  3.754       4.711

U.S. GAAP RECONCILING ADJUSTMENTS
Building lease to be qualified as capital lease        (a)      -43         -47
Machinery lease to be qualified as capital lease       (b)       -8           0
Pension accruals                                       (c)       81          31
Foreign currency swaps                                 (d)      970      -3.591
Fixed assets                                           (f)      -33         -40
Deferred taxes                                         (g)     -808       1.424
                                                          ----------------------
SUBTOTAL OF U.S. GAAP RECONCILING ADJUSTMENTS                   159      -2.223
                                                          ----------------------

NET INCOME IN ACCORDANCE WITH U.S. GAAP                       3.913       2.488
                                                          ======================

Reconciliation of shareholders' equity from German GAAP to U.S. GAAP:

                                                                  June 30,
                                                           ---------------------
                                                               2002      2001
                                                               KEUR      KEUR
                                                           ---------------------
SHAREHOLDERS' EQUITY AS REPORTED IN THE CONSOLIDATED
FINANCIAL STATEMENTS UNDER GERMAN GAAP                         37.023    31.444

U.S. GAAP RECONCILING ADJUSTMENTS
Building lease to be qualified as capital lease        (a)       -608      -520
Machinery lease to be qualified as capital lease       (b)        -16         -
Pension accruals                                       (c)     -2.044    -2.155
Foreign currency swaps                                 (d)      1.866    -1.690
Minority interest                                      (e)     -1.393    -1.930
Fixed assets                                           (f)      1.922     1.979
Deferred taxes                                         (g)       -238     1.098
                                                           ---------------------
SUBTOTAL OF U.S. GAAP RECONCILING ADJUSTMENTS                    -511    -3.218
                                                           ---------------------

SHAREHOLDERS' EQUITY IN ACCORDANCE WITH U.S. GAAP              36.512    28.226
                                                           =====================


(a) Building lease to be qualified as a capital lease:

      The Company entered into a lease agreement for a building and land in 1998, which has been accounted for as an operating lease under German GAAP. However, this lease agreement meets the criteria of a capital lease in accordance with FASB Statement No. 13, Accounting for Leases. Therefore, for U.S. GAAP purposes, the building and land were recorded as assets on the Company's books. Since the land does not make up more than 25% of the total fair value of the land and the building, the agreement is evaluated as one lease in accordance with FASB Statement No. 13. In addition, U.S. GAAP requires that the land and building must be depreciated since there is no transfer of title or bargain purchase option clauses in the lease agreement.

(b) Machinery lease to be qualified as a capital lease:

      The Company entered into a lease agreement for a machine in 2001, which was accounted for as an operating lease under German GAAP. However, the lease agreement qualifies as a capital lease in accordance with FASB Statement No. 13, Accounting for Leases. Therefore, for U.S. GAAP purposes, the machinery was recorded as an asset on the Company's books. In addition, the related debt and interest was recorded on the Company's books. The interest expense was calculated using the effective interest rate method at a 4,8%.

(c) Pension accruals:

     The Company has several pension plans, which are accounted for under German GAAP. The computation of pension accruals in accordance with German GAAP generally follows the income tax law which differs significantly from FASB Statement No. 87, Employer's Accounting for Pensions. Therefore, the Company adjusted for the impact on the accompanying reconciliation.

(d) Foreign currency swaps:

      The Company entered into foreign currency EUR/USD, EUR/JPY and EUR/GBP swaps in 2000. In accordance with German GAAP, only unrealized losses are recorded, whereas in accordance with U.S. GAAP, unrealized gains and losses are recorded each period. In 2001, the exchange rates were unfavorable for the Euro against the British Pound and U.S. Dollar, thus this unrealized loss was recorded for German GAAP purposes, whereas the unrealized gain due to the favorable Euro/Yen exchange rate was not recorded. For U.S. GAAP purposes, since both unrealized gains and losses are recorded, the net loss impact was less due to the offset of the Euro/Yen unrealized gain.

(e) Minority interest:

      The difference between German GAAP and U.S. GAAP regarding minority interest is merely the location of the minority interest line item on the balance sheet. Under German GAAP, minority interest is a component of equity, whereas under U.S. GAAP, minority interest is between liabilities and equity. Thus there is no income statement impact, merely a reclassification on the balance sheet as shown above in the shareholders' equity reconciliation table.

(f) Fixed assets:

      The difference between German GAAP and U.S. GAAP with regards to fixed assets is due to use of a half-year convention under German GAAP while depreciating from the acquisition date under U.S. GAAP. Under German GAAP, all assets acquired before July 1 of the year are depreciated beginning January 1 and all assets acquired after July 1 of the year are depreciated beginning July 1. Under U.S. GAAP, all assets were depreciated beginning on date of acquisition.

(g) Deferred taxes:

      The difference between German GAAP and U.S. GAAP with regards to deferred taxes primarily represents the deferred taxes on the German GAAP to U.S. GAAP adjustments.